SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

PRIMEDIA Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK
(Address of principal executive offices)

10151
(Zip Code)

Registrant’s telephone number, including area code (212) 745-0100

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Matthew A. Flynn, Chief Financial Officer of PRIMEDIA Inc., has tendered his resignation and will depart from the company in mid-January 2006 in order to pursue another professional opportunity.  The company has appointed Beverly C. Chell, Vice Chairman of PRIMEDIA, to serve as Interim Chief Financial Officer until the appointment of a permanent replacement.

Item 7.01. Regulation FD Disclosure

On December 30, 2005, PRIMEDIA Inc. issued a press release relating to the resignation of its Chief Financial Officer.  A copy of such press release is furnished as Exhibit 99 to this report on Form 8-K.  The information in Exhibit 99 is being furnished pursuant to Items 7.01 and 9.01 of this report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit 99: Press Release of PRIMEDIA Inc., dated December 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc. (Registrant)

Date:	December 30, 2005	/s/ Beverly C. Chell
Beverly C. Chell
Vice Chairman

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release of PRIMEDIA Inc., dated December 30, 2005